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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

    As independent public accountants, we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997 included in this Registration Statement on Form S-1.

                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
May 7, 1997